Exhibit 99.1

Nasdaq: ONDS 1 Autonomous Drones, Data and AI NASDAQ: ONDS | June 2025 Strictly Confidential

3 Nasdaq: ONDS This presentation may contain "forward - looking statements" which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . The Company cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the SEC in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . Forward Looking Statements Strictly Confidential

5 Nasdaq: ONDS Leadership Team NEIL LAIRD Interim CFO Neil is an experienced financial executive with over 25 years of performance in the technology sector which includes CFO roles with multiple publicly listed companies. ERIC BROCK CHAIRMAN & CEO Eric is an entrepreneur with over 25 years of management and investing experience. Oshri Lugassy (Brig. Gen. ret.) Co - CEO, OAS Oshri is a defense and technology leader with decades of experience in autonomous systems, global business development and military command. Strictly Confidential

6 Nasdaq: ONDS Investment Highlights Proprietary technology platforms positioned for success in massive end - markets with significant demand tailwinds • Heightened geopolitical tensions globally (U.S. - China, Russia - NATO, Middle East) and technological advancements are driving increased military budgets and accelerating procurement cycles • Increasing use of drone warfare has accelerated demand for advanced autonomous systems and surveillance technologies Geopolitical Environment • Strategic new hires such as Oshri Lugassy (Co - CEO, OAS) fortifies management team and expands presence in defense and infrastructure sectors • Operational capabilities and key partnerships (e.g., Palantir) are being enhanced to support growth Fortified Leadership • Upcoming contract announcement with major military customer in the Middle East and previous announcements with entities across the UAE further validate the mission - critical nature of OAS’ solution and highlight growing demand New Customer Wins • M&A strategy is expected to drive strategic expansion, long - term growth and strengthen Ondas’ competitive positioning • Acquisitions of Airobotics, American Robotics and Iron Drone are the first steps towards creating a scalable end - to - end infrastructure for autonomous and aerial solutions Accretive M&A Strategy • Forthcoming new policy that is expected to promote U.S. domestic drone industry should open the skies by accelerating supportive regulations allowing for scalable flight operations while also reducing competition from Chinese OEMs Policy Tailwinds Strictly Confidential

7 Nasdaq: ONDS Listed Nasdaq: ONDS Employees 124 (1) Offices Sunnyvale, CA Baltimore, MD Petah Tikva, Israel Proprietary, Platform Technologies Integrated, Data Ecosystem Blue Chip Customers and Partners Large, Critical End Markets Mission - critical data and services Provider of next - generation private industrial wireless networking technologies for critical industrial markets Next - gen data platform upgrade cycle starting with Class I Railroads Leading security, data and information services solution for military and commercial drone markets Global leader in hyper - growth commercial drone market 7 Strictly Confidential Invested Capital » $300 Million (2) 1. As of March 12, 2025 per filed 10 - K. 2. As of March 19, 2025.

8 Nasdaq: ONDS “A PORTFOLIO OF BEST - IN - CLASS DEFENSE AND SECURITY PLATFORMS DEPLOYED TO PROTECT AND SECURE SENSITIVE LOCATIONS, POPULATIONS AND CRITICAL INFRASTRUCTURE.” – ERIC BROCK, CEO Fully Autonomous Aerial Platforms Ondas leverages its dual use technology and a go - to - market operating platform to provide aerial security and intelligence to protect and secure sensitive locations, populations and critical infrastructure IRON DRONE RAIDER An autonomous counter - drone platform deployed to target and capture enemy drones for military and homeland security markets OPTIMUS SYSTEM Provides automated aerial security and intelligence for military, first responders and other critical government and industrial markets Critical Security End - Markets Defense & Homeland Security (“HLS”) Military Bases Borders Ports Public Safety Law Enforcement Fire Emergency Response Industrial & Critical Infrastructure Utilities and Infrastructure Data Centers and Semi Fabs Oil and Gas Facilities Strictly Confidential

9 Nasdaq: ONDS Strong Demand Tailwinds Combat - ready platforms drive momentum and strategic progress Ondas Autonomous Systems • Expanding defense market penetration with Optimus and Iron Drone • Captured two programs of record (“POR”) with major military customers in Middle East • Secured two new military customers in 1H 2025 • Appointed Oshri Lugassy as OAS co - CEO and Ron Stern to Board • Positioned Iron Drone to define low kinetic Counter Unmanned Aerial Systems ("CUAS") category • Robust and growing pipeline driving strong order outlook; new $14.3 million military order announced • New Executive Order demonstrates strong policy tailwinds (1) Ondas Holdings • Backlog expanded to $28.7 million (2) • Fortified capital position with $25.4 million in cash at end of Q1 2025 (3) • Reduced convertible notes O/S to $13.9 million balance at end of May 2025 (4) (from ~$52.7 million at end of Q4 2024) Strictly Confidential 1. As of May 30, 2025, The Washington Post. 2. As of June 6, 2025. Includes backlog from OAS and Ondas Networks. 3. Company 10 - Q filed May 15, 2025. 4. Including principal and accrued interest.

Strictly Confidential 10 Nasdaq: ONDS Building new prime military vendor around autonomous systems with initial military customer OAS is deploying Iron Drone Raider and the Optimus System for active HLS operations • Two PORs with major military customer; additional new customers expected to be added throughout 2025 • Secured ~$30 million in purchase orders since 2H 2024 • Programs expanded with $14.3 million order in June 2025 • Partnering with major defense vendors for systems integration, mutual reselling relationships • Accelerated global growth opportunities via customer - sponsored Government - to - Government (“G2G”) channels for global military and homeland security markets Continued Traction in the Global Defense Market

Nasdaq: ONDS 11 NASDAQ: ONDS | June 2025 Technology Platforms Strictly Confidential

Strictly Confidential 12 Nasdaq: ONDS Alternative Solutions Protecting Lower Skies is an Unmet Need Iron Drone platforms fill a critical market gap by enabling effective interception of hostile drones Weapons/ Weapon Grade Sometimes effective Extreme collateral effect Expensive Restrictions on selling RF Jammers Low/medium effectiveness High collateral effect Affordable

13 Nasdaq: ONDS UP TO 3 DRONE CARTRIDGE AUTONOMOUS AI FLIGHT & LOCK FULLY AUTOMATED DOCKING STATION NET & PARACHUTE LAUNCHER REUSABLE DRONES Disruptive Raider System Outpaces Alternative Solutions Designed for 24/7 multi - drone protection 13

Strictly Confidential 14 Nasdaq: ONDS The Raider System is an advanced 24/7 counter - drone solution, designed to defend assets against hostile drones in complex environments with minimal collateral damage Nasdaq: ONDS Drone Pod Reusable and reloadable multi - drone storage and launcher Drone Detection Radar External radar detection system provides estimated position of the intruder drone Command & Control Control software and operator interface with close - range video of the target before authorizing interception Raider Interceptor Powerful AI Racer Drone: fly, detect and follow target drone autonomously while broadcasting video in real - time Capture Net Launched by the Raider interceptor Recovery Parachute Automated parachute lands captured drone safely Iron Drone Raider System Overview

Nasdaq: ONDS 15 Strictly Confidential 15

16 Nasdaq: ONDS IRON DRONE RAIDER SYSTEM 45 m/s FLIGHT SPEED 4 km 2.5 miles FLIGHT RANGE 8 coax (4X2) MOTORS REDUNDANCY Drone: 4 kg dock: 25 kg SYSTEM WEIGHT Net (Optional Parachute) PAYLOADS CAPABILITY E/O (Thermal) + Micro radar HOMING GUIDANCE Up to 3 DRONES STORAGE/LAUNCH Yes GPS DENIED NAVIGATION Both MOBILE/FIXED CONFIGURATION Small/Medium/Large TARGET SIZE Multirotor/Fix wing TARGET TYPE Yes REUSABLE Yes PARALLEL TARGETING PER SYSTEM Founded in 2014 Fully Autonomous Drones MANUFACTURER Iron Drone is Positioned to Win We believe Iron Drone is the most efficient and capable system compared to other alternatives in the market Iron Drone Advantages Speed Agility Multiple Unmanned Aerial Vehicles (“UAVs”) Reusable Net Capture GPS - denied Comms - denied Low Collateral Damage Low Cost Alternative Drone Solutions Strictly Confidential 16

17 Nasdaq: ONDS Optimus System: The Ultimate Drone Solution varied aerial missions providing live video and inspections MISSION CRITICAL RELIABILITY Government & Enterprise Tier - 1 level reliability for harsh environmental conditions and “No - Internet” configurations AUTOMATED SECURED DATA Secured rapid data processing and on - demand real - time broadcasting Fully autonomous drone in a box solution for 24/7 continuous aerial operations VARIED MISSIONS 24/7 Automated battery & payload swapping for non - stop 1 Mission requested and flight plan starts to prepare 2 Drone launches from the base station autonomously 3 Drone flies preplanned missions, transmitting data to the base station 4 Drone returns to the base station and lands automatically for data offload and battery swap 5 End user receives processed digital models supporting critical operations 6 Base station uses a robotic arm to swap batteries and payloads Nasdaq: ONDS Federal Aviation Administration Type Certified DEPLOYED AS INFRASTRUCTURE Deployed as infrastructure in critical locations and scenarios such as borders, city - wide “drone as first responder” and airports AERIAL DATA SERVICES Provides live video and inspections Strictly Confidential

Nasdaq: ONDS Strictly Confidential 18 Public Safety / Military /HLS (1) Construction Security and Management Optimus System – Applications in Aerial Security & Intelligence 1. Company Data. Fully Integrated SOP Emergencies, Recurring Patrol 12 Operational Docking Stations +10,000 Flights in Populated Areas 67 Seconds Response Time - 3:53 min Reduced Response Time

Nasdaq: ONDS 19 Strategic Growth Opportunities Strictly Confidential NASDAQ: ONDS | June 2025

20 Nasdaq: ONDS Outlook for 2025 Positioned for a record year Drive Growth with Existing Programs and Customers Execute and expand existing programs Further Expansion Through New Customer Programs Secure new military customers; execute U.S. pipeline Continue Investments to Scale Operations Palantir Foundry partnership expected to help scale supply chain & sustainment Further Build Strategic Value at Ondas Networks Broaden customer and partner engagement Strictly Confidential 20

21 Nasdaq: ONDS Palantir Partnership Palantir Foundry to help scale OAS operating platform in support of revenue ramp • What: Ondas has partnered with Palantir Technologies to integrate the Palantir Foundry platform into its operations, enhancing its autonomous drone platforms. • Why: The partnership aims to unify data and streamline operations, enabling scalable adoption of Ondas' Optimus System and Iron Drone Raider globally. • Benefits: Foundry's AI - driven insights will optimize supply chain, production workflows, and customer engagement, delivering superior value to commercial and military clients. Strictly Confidential 21

22 Nasdaq: ONDS OAS Roadmap Enhancing security and monitoring of critical facilities projects, public safety and military assets • Significant inbound interest in Iron Drone CUAS platform • Demand surging globally for multi - layered CUAS security; Iron Drone uniquely built for purpose / combat ready as low - kinetic CUAS platform • Expect to capture additional defense and HLS customers in 2025 • Launched global demonstration programs for Optimus & Iron Drone • Expanding customer engagement to large Defense & HLS markets in Europe and other regions • Target additional partnerships in 2025 to support marketing, technical integration and localization efforts in EU and U.S. • Specific program opportunities being pursued include: • DIU Low - Collateral Defeat (LCD) solicitation (Replicator 2) • Project VANAHEIM (UK MOD/ U.S. DOD) • Various direct, partner and G2G - led targeted customer opportunities • Developing plans for U.S. supply chain and manufacturing Strictly Confidential 22

23 Nasdaq: ONDS Strategic Growth Plan Potential M&A Program Benefits • Accelerated growth • Efficient operating capital deployment • Faster path to profitability • Reinvestment at high returns • Returns to investors enhanced Acquisitions provide fuel for operational flywheel to drive capital efficient growth plan Organic + Strategic Growth • Lead with high value, proven reliable autonomous platforms • Advance service delivery and scalable operating capabilities to drive organic growth • Pursue strategic acquisitions to leverage global operations: • Broaden and deepen our solutions portfolio • Capture additional customers • Expand supply chain and production • Drive field support and sustainment capabilities • Numerous identified targets including multiple near - term potentially actionable opportunities Strictly Confidential 23

24 Nasdaq: ONDS OPERATING PLATFORM VALUE CREATION De - risked Development De - risked Timelines Product Commercialization Market Entry And Expansion Scaled Supply Chain Field Support Platform Roadmap Growth Capital Proven History of M&A Value Creation Ondas has successfully integrated acquired dual - use defense & security tech platforms Acquisitions cost less than $10 million Over $45 million in orders generated to date >5X revenue capture in ~ 2 years; set to accelerate January 2023/$8M March 2023/$0.6M Strictly Confidential 24

ONDAS Holdings Inc.
Nasdaq: ONDS

Investment Highlights

Proprietary technology platforms positioned for success in massive end-markets with significant demand tailwinds


Geopolitical Environment

- Heightened **geopolitical tensions** globally (U.S.-China, Russia-NATO, Middle East) and technological advancements are driving **increased military budgets** and **accelerating procurement cycles**
- Increasing use of drone warfare has **accelerated demand for advanced autonomous systems** and surveillance technologies


Policy Tailwinds

- Forthcoming new **policy that is expected to promote U.S. domestic drone industry** should open the skies by **accelerating supportive regulations** allowing for **scalable flight operations** while also **reducing competition from Chinese OEMs**


New Customer Wins

- Upcoming contract announcement with **major military customer in the Middle East** and previous announcements with entities across the **UAE** further **validate the mission-critical nature of OAS** solution and highlights growing demand


Fortified Leadership

- Strategic new hires such as **Oshri Lugassy** (Co-CEO, OAS) **fortifies management team** and expands presence in defense and infrastructure sectors
- Operational capabilities and key partnerships (e.g., Palantir) are being enhanced to support growth


Accretive M&A Strategy

- M&A strategy is expected to drive **strategic expansion, long-term growth and strengthen Ondas' competitive positioning**
- Acquisitions of **Airobotics, American Robotics and Iron Drone** are the first steps towards creating a **scalable end-to-end infrastructure for autonomous and aerial solutions**

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Nasdaq: ONDS 26 ERIC BROCK CHAIRMAN & CEO eric.brock@ondas.com Strictly Confidential NASDAQ: ONDS | June 2025 Copyright 2025. All rights reserved.